Subsequent Events Level 3 (Tables)	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	On January 18, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.